Exhibit 99.1

GI Dynamics, Inc. – ASX Announcement

Appendix 4C Quarterly Report

Quarter Ended 31 March 2016

LEXINGTON, Massachusetts, United States and SYDNEY, Australia – 29 April 2016 – GI Dynamics, Inc. (ASX: GID) (the Company), a medical device company developing innovative treatments for type 2 diabetes and obesity, releases its Appendix 4C Quarterly Report today for the quarter that ended 31 March 2016 (the Quarter).

The Appendix 4C, which has been prepared in U.S. dollars under U.S. GAAP, is attached; the results disclosed in the Appendix 4C are unaudited.

Highlights

Key highlights for the period included:

1.	Clinically significant results:

•	The Company’s ENDO Trial top-line results confirmed statistically and clinically significant glycemic improvement and weight loss in obese patients with type 2 diabetes.

•	Interim data from the independent, investigator-initiated REVISE Diabesity Study (United Kingdom) was presented at Diabetes UK and the Endocrine Society’s ENDO 2016 meetings. This is the first study in which the combination of a GLP-1 receptor agonist (liraglutide) and EndoBarrier Therapy have been used to successfully treat type 2 diabetes and obesity. Results of the combination therapy were significantly better than either EndoBarrier alone or liraglutide alone.

2.	Revenue was $0.2 million. Closing cash, cash equivalents and restricted cash balance on 31 March 2016, was $15.8 million.

3.	Appointment of Mr. Scott Schorer, a highly experienced medical device executive, as president and chief executive officer, to lead the Company turnaround.

4.	Cost savings are being implemented to extend cash runway.

Scott Schorer, president and CEO, commented, “On behalf of the board and management, I acknowledge that this has been a difficult and disappointing first quarter of 2016 and 2015 for GI Dynamics. However, in spite of having to stop the ENDO Trial in the United States, we have yielded encouraging efficacy results that are statistically and clinically significant. We are in the process of completing the summary of the ENDO Trial and our Clinical Evaluation Report, including a meta-analysis of our seven clinical trials.

www.gidynamics.com

US OFFICE & HEADQUARTERS: EUROPEAN OFFICE: AUSTRALIAN OFFICE:

25 Hartwell Avenue, Lexington MA 02421 T +1 (781) 357-3300 F +1 (781) 357-3301

Prinzenallee 7, 40549 Dusseldorf, Germany T: +49 211 5239 1572

Level 8, 17-19 Bridge Street, Sydney, NSW 2000 T +61 2 9325 9046

GI Dynamics, Inc., is a corporation incorporated in Delaware, USA, whose stockholders have limited liability. ARBN 151 239 388

GI Dynamics, Inc. - ASX Announcement	Page 2

“During my first month with the Company, I’ve met with clinicians around the world and have conducted an internal review of our systems, expenses and personnel. We will enact additional cuts to our expenses and resize company systems to better fit our current priorities. We are analyzing the issues that led to stopping the ENDO Trial and have initiated more effective dialogue with regulatory bodies in Europe, Australia and the United States.

“I firmly believe that EndoBarrier Therapy is a safe and effective treatment. We have compelling qualitative and quantitative clinical data and additional investigator-initiated data to support EndoBarrier Therapy as a treatment for patients with type 2 diabetes and obesity. Our first priority is to advance our clinical efficacy and regulatory approvals to serve our target patient population while supporting our current customers and ongoing investigator-initiated trials in addition to reducing burn to extend our cash runway.

“We are committed to a focused set of objectives that will enable us to reboot the Company. GI Dynamics will have a culture of greater accountability and transparency. I intend to make myself available to shareholders so we can rebuild investor confidence. I will not shy away from making the decisions that need to be made to serve patients and clinicians, maximize shareholder value and ensure compliance.”

Company Update

While stopping the Company’s ENDO Trial impacted commercial activities, a number of clinicians continued to recommend and use EndoBarrier Therapy for their patients during the Quarter. The Company has conducted multiple meetings with clinicians who have reiterated their strong support for EndoBarrier Therapy.

During the Quarter, 14 active EndoBarrier Therapy clinicians from around the world, representing endocrinology, gastroenterology and bariatric surgery specialties reviewed the interim ENDO Trial results and discussed clinicians’ practical experiences in treating patients with EndoBarrier Therapy. The meeting explored a modified clinical algorithm for treating EndoBarrier Therapy patients specifically designed to reduce the incidence of hepatic abscess and improve overall safety without compromising efficacy. To date, 39 cases of hepatic abscess have occurred in the ~3,600 commercial shipments worldwide and the Company’s clinical trials, with seven of these occurring in patients who participated in the ENDO Trial. This represents a cumulative hepatic abscess rate of <1.1%. The Company is conducting additional analyses of the issues that led to cases of hepatic abscess.

The Company is reaching out to the FDA to discuss the ENDO Trial data, lessons learned from the study and the parameters for future U.S. clinical trials.

Research and Development

The Company continues to advance future product enhancements including a simpler implant procedure.

www.gidynamics.com

US OFFICE & HEADQUARTERS: EUROPEAN OFFICE: AUSTRALIAN OFFICE:

25 Hartwell Avenue, Lexington MA 02421 T +1 (781) 357-3300 F +1 (781) 357-3301

Prinzenallee 7, 40549 Dusseldorf, Germany T: +49 211 5239 1572

Level 8, 17-19 Bridge Street, Sydney, NSW 2000 T +61 2 9325 9046

GI Dynamics, Inc., is a corporation incorporated in Delaware, USA, whose stockholders have limited liability. ARBN 151 239 388

GI Dynamics, Inc. - ASX Announcement	Page 3

Clinical Update

In May, three posters pertaining to EndoBarrier Therapy are scheduled for presentation at the American Gastroenterological Association’s Digestive Disease Week meeting (May 21–24, San Diego, Calif.). They include:

•	Results from a prospective, controlled, multi-center study conducted in the Czech Republic on the effectiveness of EndoBarrier Therapy and patient traits predicting suboptimal results

•	An assessment of changes in fat absorption and meal-related symptoms before and after EndoBarrier implantation in obese, type 2 diabetes patients and their correlation to achieved weight loss

•	Another aspect of the REVISE Diabesity Study showing EndoBarrier Therapy’s role in improving non-alcoholic fatty liver disease in obese patients with type 2 diabetes

Final results from the Company’s ENDO Trial are among the four presentations scheduled during the upcoming American Diabetes Association 76th Congress (June 10–24, New Orleans, La.), which include the following:

•	A moderated discussion on the benefits of bariatric surgery and bypass liners and a review of human trials

•	A poster demonstrating a reduction in cardiovascular risk profile with EndoBarrier Therapy

•	Results of a study showing EndoBarrier Therapy reduces non-alcoholic fatty liver disease in obese, type 2 diabetes patients

Key Financial Information

The Company plans to file its Quarterly Report on Form 10-Q (Form 10-Q) with the U.S. Securities and Exchange Commission and the Australian Securities Exchange on or before the due date of 16 May 2016. The Form 10-Q will provide financial statements for the Quarter along with Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Quarter.

The Company’s revenue for the Quarter was $0.2 million, consistent with that of 4Q 2015, but down from $0.6 million for the same period last year. While the cost of revenue for the Quarter was $0.4 million, down from $0.9 million in the same period last year, gross loss was adversely impacted by the decrease in the volume of units manufactured.

The Company’s operating costs were reduced during the Quarter to $3.3 million, compared to $9.6 million for the same period last year. This reduction was due to lower expenses in a number of areas, including reduced costs related to the stopping of the ENDO Trial, reduced personnel-related expenses, reduced professional and consulting expenses and reduced marketing expenditures.

As a result, the Company recorded a net loss of $3.4 million for the Quarter compared to a net loss of $10.3 million for the same period last year. As of 31 March 2016, the Company had cash, cash equivalents and restricted cash of $15.8 million, a decrease of $3.8 million since 31 December 2015.

www.gidynamics.com

US OFFICE & HEADQUARTERS: EUROPEAN OFFICE: AUSTRALIAN OFFICE:

25 Hartwell Avenue, Lexington MA 02421 T +1 (781) 357-3300 F +1 (781) 357-3301

Prinzenallee 7, 40549 Dusseldorf, Germany T: +49 211 5239 1572

Level 8, 17-19 Bridge Street, Sydney, NSW 2000 T +61 2 9325 9046

GI Dynamics, Inc., is a corporation incorporated in Delaware, USA, whose stockholders have limited liability. ARBN 151 239 388

GI Dynamics, Inc. - ASX Announcement	Page 4

Investor Conference Call & Webcast

GI Dynamics, Inc. (ASX: GID) will hold a conference call at 6:30 p.m. U.S. EDT on Wednesday, 11 May 2016 (8:30 a.m. AEST on Thursday, 12 May 2016) to discuss the Company’s financial results for the Quarter and the business outlook. Scott Schorer, president and CEO, will host the call.

Accessing the Conference Call via Webcast:

A live webcast of the call will be available on the GI Dynamics website at investor.gidynamics.com. The webcast can be directly accessed at: http://edge.media-server.com/m/p/9avzu34m/lan/en.

Accessing the Conference Call via Telephone:

For those preferring to listen by telephone, please dial in five minutes prior to the start of the call and provide the passcode 97266410.

Regional dial-in numbers are as follows:

•	United States callers please dial toll-free 1 877 797 0688

•	Australia callers please dial toll-free 1 800 005 989

•	International callers please dial 1 615 247 0187

The webcast will be archived for 30 days following the call on the GI Dynamics website at www.investor.gidynamics.com.

Robert Solomon

Vice President of Finance & Company Secretary

About GI Dynamics

GI Dynamics, Inc. (ASX: GID) is the developer of EndoBarrier®, the first endoscopically delivered device therapy approved for the treatment of type 2 diabetes and obesity. EndoBarrier is approved and commercially available in multiple countries outside the United States. EndoBarrier is not approved for sale in the United States and is limited by federal law to investigational use only in the United States. Founded in 2003, GI Dynamics is headquartered in Lexington, Massachusetts. For more information, please visit www.gidynamics.com.

Forward-Looking Statements

This announcement contains forward-looking statements concerning: our development and commercialization plans; our potential revenues and revenue growth, costs, excess inventory, profitability and financial performance; our ability to obtain reimbursement for our products; our clinical trials, and associated regulatory submissions and approvals; the number and location of commercial centers offering the EndoBarrier; and our intellectual property position. These forward-looking statements are based on the current estimates and expectations of future events by the management of GI Dynamics, Inc. as of the date of this announcement and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those indicated in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: risks associated with the consequences of terminating the ENDO Trial and the possibility that future clinical trials will not be successful or confirm earlier results; risks associated with obtaining funding from third parties; risks relating to the timing and costs of clinical trials, the timing of regulatory submissions, the timing, receipt and maintenance of regulatory approvals, the timing and amount of other expenses, and the timing and extent of third-party reimbursement; risks associated with commercial product sales, including product

www.gidynamics.com

US OFFICE & HEADQUARTERS: EUROPEAN OFFICE: AUSTRALIAN OFFICE:

25 Hartwell Avenue, Lexington MA 02421 T +1 (781) 357-3300 F +1 (781) 357-3301

Prinzenallee 7, 40549 Dusseldorf, Germany T: +49 211 5239 1572

Level 8, 17-19 Bridge Street, Sydney, NSW 2000 T +61 2 9325 9046

GI Dynamics, Inc., is a corporation incorporated in Delaware, USA, whose stockholders have limited liability. ARBN 151 239 388

GI Dynamics, Inc. - ASX Announcement	Page 5

performance; competition; risks related to market acceptance of products; intellectual property risks; risks related to excess inventory; risks related to assumptions regarding the size of the available market, benefits of our products, product pricing, timing of product launches, future financial results and other factors including those described in our filings with the U.S. Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We do not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law.

For more information

Investor relations	Media relations

United States: Scott Schorer, President and CEO +1 (781) 357-3310	United States/Australia: Catie Corcoran WE Buchan +1 (813) 895-4575

Australia: David Allen or John Granger Hawkesbury Partners Pty Limited +61 2 9325 9046

www.gidynamics.com

US OFFICE & HEADQUARTERS: EUROPEAN OFFICE: AUSTRALIAN OFFICE:

25 Hartwell Avenue, Lexington MA 02421 T +1 (781) 357-3300 F +1 (781) 357-3301

Prinzenallee 7, 40549 Dusseldorf, Germany T: +49 211 5239 1572

Level 8, 17-19 Bridge Street, Sydney, NSW 2000 T +61 2 9325 9046

GI Dynamics, Inc., is a corporation incorporated in Delaware, USA, whose stockholders have limited liability. ARBN 151 239 388

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Rule 4.7B

Appendix 4C

Quarterly report

for entities admitted

on the basis of commitments

Introduced 31/03/00 Amended 30/09/01, 24/10/05, 17/12/10

Name of entity
GI Dynamics, Inc.

ABN	Quarter ended (“current quarter”)
151 239 388	31 March 2016

Consolidated statement of cash flows

			Current quarter (Q1) $’000 USD	Year to date (3 months) $’000 USD
Cash flows related to operating activities

1.1		Receipts from customers	252	252

1.2	Payments for	(a) staff costs	(1,362)	(1,362)
		(b) advertising and marketing	(241)	(241)
		(c) research and development	(458)	(458)
		(d) leased assets	(1)	(1)
		(e) other working capital	(2,021)	(2,021)
1.3		Dividends received	—	—
1.4		Interest and other items of a similar nature received	14	14
1.5		Interest and other costs of finance paid	—	—
1.6		Income taxes paid	(12)	(12)
1.7		Other (provide details if material)	—	—

		Net operating cash flows	(3,829)	(3,829)

+	See chapter 19 for defined terms.

Appendix 4C Page 1

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

		Current quarter (Q1) $’000 USD	Year to date (3 months) $’000 USD
1.8	Net operating cash flows (carried forward)	(3,829)	(3,829)

Cash flows related to investing activities
1.9	Payment for acquisition of:
	(a) businesses (item 5)	—	—
	(b) equity investments	—	—
	(c) intellectual property	—	—
	(d) physical non-current assets	—	—
	(e) other non-current assets	—	—
1.10	Proceeds from disposal of:
	(a) businesses (item 5)	—	—
	(b) equity investments	—	—
	(c) intellectual property	—	—
	(d) physical non-current assets	4	4
	(e) other non-current assets	—	—

1.11	Loans to other entities	—	—
1.12	Loans repaid by other entities	—	—
1.13	Other (provide details if material) – change in restricted cash	(150)	(150)

	Net investing cash flows	(146)	(146)

1.14	Total operating and investing cash flows	(3,975)	(3,975)

Cash flows related to financing activities
1.15	Proceeds from issues of shares, options, etc.	—	—
1.16	Proceeds from sale of forfeited shares	—	—
1.17	Proceeds from borrowings	—	—
1.18	Repayment of borrowings	—	—
1.19	Dividends paid	—	—
1.20	Other (share capital raising cost)	—	—

	Net financing cash flows	—	—

	Net increase (decrease) in cash held	(3,975)	(3,975)
1.21	Cash at beginning of quarter/year to date	19,590	19,590
1.22	Exchange rate adjustments to item 1.20	17	17

1.23	Cash at end of quarter	15,632	15,632

+	See chapter 19 for defined terms.

Appendix 4C Page 2

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Payments to directors of the entity and associates of the directors

Payments to related entities of the entity and associates of the related entities

Current quarter (Q1) $’000 USD

1.24	Aggregate amount of payments to the parties included in item 1.2	262

1.25	Aggregate amount of loans to the parties included in item 1.11	—

1.26	Explanation necessary for an understanding of the transactions
Payments represent wages and relocation paid to a former executive director for services provided during the first quarter of 2016 ($170) and directors’ fees paid to non-executive directors ($92) for services provided during the first quarter of 2016.
Non-cash financing and investing activities
2.1	Details of financing and investing transactions which have had a material effect on consolidated assets and liabilities but did not involve cash flows
N/A

2.2	Details of outlays made by other entities to establish or increase their share in businesses in which the reporting entity has an interest
N/A

Financing facilities available

Add notes as necessary for an understanding of the position.

		Amount available $’000 USD	Amount used $’000 USD

3.1	Loan facilities	—	—

3.2	Credit standby arrangements	150	—

Appendix 4C Page 3

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Reconciliation of cash

		Current quarter (Q1) $’000 USD	Previous quarter (Q4) $’000 USD
Reconciliation of cash at the end of the quarter (as shown in the consolidated statement of cash flows) to the related items in the accounts is as follows.

4.1	Cash on hand and at bank	2,414	2,383

4.2	Deposits at call	13,218	17,207

4.3	Bank overdraft	—	—

4.4	Other (provide details)	—	—

	Total: cash at end of quarter (item 1.23)	15,632	19,590

Acquisitions and disposals of business entities

		Acquisitions (Item 1.9(a))	Disposals (Item 1.10(a))
5.1	Name of entity	N/A	N/A

5.2	Place of incorporation or registration

5.3	Consideration for acquisition or disposal

5.4	Total net assets

5.5	Nature of business

Compliance statement

1	This statement has been prepared under accounting policies which comply with accounting standards as defined in the Corporations Act (except to the extent that information is not required because of note 2) or other standards acceptable to ASX.

2	This statement does give a true and fair view of the matters disclosed.

Sign here:		Date:	29 April 2016

(Company secretary)

Print name:	Robert Solomon

+	See chapter 19 for defined terms.

Appendix 4C Page 4

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Notes

1.	The quarterly report provides a basis for informing the market how the entity’s activities have been financed for the past quarter and the effect on its cash position. An entity wanting to disclose additional information is encouraged to do so, in a note or notes attached to this report.

2.	The definitions in, and provisions of, AASB 107: Statement of Cash Flows apply to this report except for any additional disclosure requirements requested by AASB 107 that are not already itemised in this report.

3.	Accounting Standards. ASX will accept, for example, the use of International Financial Reporting Standards for foreign entities. If the standards used do not address a topic, the Australian standard on that topic (if any) must be complied with.

+	See chapter 19 for defined terms.

Appendix 4C Page 5